Exhibit 99.1

For Immediate Release

Feb. 9, 2021

FIRST CITIZENS, CIT RECEIVE STOCKHOLDER

APPROVAL FOR MERGER

RALEIGH, North Carolina, and NEW YORK, New York — First Citizens BancShares, Inc. (NASDAQ: FCNCA) (“First Citizens”), the parent company of First-Citizens Bank & Trust Company, and CIT Group Inc. (NYSE: CIT) (“CIT”), the parent company of CIT Bank, N.A., jointly announced that, at their respective special meetings of stockholders held today, First Citizens and CIT received the stockholder approvals for the merger of the companies.

Both companies are preparing for anticipated completion of the transaction in the second quarter of 2021, subject to satisfaction of customary closing conditions, including receipt of regulatory approvals. The combined company will create the 20th largest bank in the United States based on assets.

“Today marks an important milestone as we move closer to uniting our two companies,” said Frank B. Holding, Jr., First Citizens Chairman and Chief Executive Officer. “The combination of our companies will leverage our unique attributes, and we are excited about the opportunities it will provide for all of our constituents, including our stockholders, our customers, our associates and our communities.”

“We are pleased to have crossed this key threshold as we work toward the merger of two complementary banks that will unlock greater potential for stakeholders,” said Ellen R. Alemany, CIT Chairwoman and Chief Executive Officer.

About First Citizens

First Citizens BancShares, Inc. is the financial holding company for Raleigh, North Carolina-headquartered First-Citizens Bank & Trust Company (“First Citizens Bank”). As one of America’s largest family-controlled banks, First Citizens Bank is known for building financial strength that lasts for personal, business, commercial and wealth management clients. Founded in 1898, the bank provides a broad range of financial products and operates a network of branches in 19 states that include many high-growth markets. For more information, visit First Citizens’ website at firstcitizens.com. First Citizens Bank. Forever First®.

About CIT

CIT is a leading national bank focused on empowering businesses and personal savers with the financial agility to navigate their goals. CIT Group Inc. (NYSE: CIT) is a financial holding company with over a century of experience and operates a principal bank subsidiary, CIT Bank, N.A. (Member FDIC, Equal Housing Lender). CIT’s commercial banking segment includes commercial financing, community association banking, middle market banking, equipment and vendor financing, factoring, railcar financing, treasury and payments services, and capital markets and asset management. CIT’s consumer banking segment includes a national direct bank and regional branch network. Discover more at cit.com/about.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of First Citizens and CIT. Words such as “anticipates, ” “believes, ” “estimates, ” “expects, ” “forecasts, ” “intends,” “plans, ” “projects, ” “targets,” “designed,” “could, ” “may, ” “should, ” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on First Citizens’ and CIT’s current expectations and assumptions regarding First Citizens’ and CIT’s businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect First Citizens’ and/or CIT’s future financial results and performance and could cause the actual results, performance or achievements of First Citizens and/or CIT to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed merger may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where First Citizens and CIT do business, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the proposed merger and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Citizens and CIT, (4) the risk that the integration of First Citizens’ and CIT’s operations will be materially delayed or will be more costly or difficult than expected or that First Citizens and CIT are otherwise unable to successfully integrate their businesses, (5) the outcome of any legal proceedings that may be or have been instituted against First Citizens and/or CIT, (6) the failure to obtain required governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (7) reputational risk and potential adverse reactions of First Citizens’ and/or CIT’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed merger, (8) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (9) delays in closing the proposed merger, (10) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) the dilution caused by First Citizens’ issuance of additional shares of its capital stock in connection with the proposed merger, (12) general competitive, economic, political and market conditions, (13) other factors that may affect future results of CIT and/or First Citizens including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (14) the impact of the global COVID-19 pandemic on First Citizens’ and/or CIT’s businesses, the ability to complete the proposed merger and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of First Citizens and CIT disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding First Citizens, CIT and factors which could affect the forward-looking statements contained herein can be found in First Citizens’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020, June 30, 2020 and September 30, 2020, and its other filings with the Securities and Exchange Commission (the “SEC”), and in CIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020, June 30, 2020 and September 30, 2020, and its other filings with the SEC.

Important Information about the Merger and Where to Find It

In connection with the proposed merger between First Citizens and CIT, First Citizens filed with the SEC a registration statement on Form S-4 (File No. 333-250131), as amended on December 21, 2020, to register the shares of First Citizens’ capital stock that will be issued to CIT’s stockholders in connection with the proposed transaction. The registration statement includes a joint proxy statement of First Citizens and CIT that also constitutes a prospectus of First Citizens. The registration statement was declared effective by the SEC on December 23, 2020, and the definitive joint proxy statement/prospectus was mailed to CIT’s and First Citizens’ stockholders of record as of the close of business on or about December 30, 2020. First Citizens and CIT held their respective special meeting of stockholders on February 9, 2021.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 (AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING FIRST CITIZENS, CIT, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by First Citizens or CIT through the website maintained by the SEC at http://www.sec.gov or from First Citizens at its website, www.firstcitizens.com, or from CIT at its website, www.cit.com. Documents filed with the SEC by First Citizens will be available free of charge by accessing the “Newsroom” page of First Citizens’ website at www.firstcitizens.com or, alternatively, by directing a request by telephone or mail to First Citizens BancShares, Inc., Mail Code: FCC-22, PO Box 27131, Raleigh, North Carolina 27611-7131, (919) 716-7000, and documents filed with the SEC by CIT will be available free of charge by accessing CIT’s website at www.cit.com under the tab “About Us,” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to CIT Group Inc., One CIT Drive, Livingston, New Jersey 07039, (866) 542-4847.

First Citizens Contact Information

Barbara Thompson

Director of Corporate Communications and Brand Marketing

919-716-2716

barbara.thompson@firstcitizens.com

Tom Heath

Director of Investor Relations

919-716-4565

tom.heathIII@firstcitizens.com

CIT Contact Information

Gina Proia

EVP, Chief Marketing and Communications Officer

212-771-6008

gina.proia@cit.com

Barbara Callahan

SVP and Head of Investor Relations

973-740-5058

barbara.callahan@cit.com